UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2014

Date of Report (Date of earliest event reported)

Installed Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36307	45-3707650
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

495 South High Street, Suite 50

Columbus, Ohio 43215

(Address of principal executive offices, including zip code)

(614) 221-3399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On April 22, 2014, the Board of Directors (the “Board”) of Installed Building Products, Inc. (the “Company”) appointed Robert H. Schottenstein to serve as a Director of the Company. Mr. Schottenstein will also serve as a member of the Audit Committee of the Board.

There are no arrangements or understandings between Mr. Schottenstein and any other persons pursuant to which he was selected as a director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A press release announcing the election of Mr. Schottenstein was issued on April 22, 2014, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description

99.1	Press Release of Installed Building Products, Inc., dated April 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTALLED BUILDING PRODUCTS, INC.

Date: April 22, 2014	By:	/s/ Michael T. Miller
Michael T. Miller
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Installed Building Products, Inc., dated April 22, 2014